SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
January 9, 2001

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-8185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)		48640 (Zip Code)

Registrant's telephone number, including area code: (517) 839-5350

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

	(c)	Exhibits

		99.1	Press Release dated January 10, 2001

Item 9.	Regulation FD Disclosure

                              Chemical Financial Corporation ("Chemical") has announced that it completed its merger with Shoreline Financial Corporation.

                              A copy of a Press Release, dated January 10, 2001, issued by Chemical relating to the merger, is attached as Exhibit 99.1 and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No	Document

99.1 Press Release dated January 10, 2001.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized .

Dated:	January 10, 2001	CHEMICAL FINANCIAL CORPORATION (Registrant)

		By:	/s/ Lori A. Gwizdala
Lori A. Gwizdala Senior Vice President and Chief Financial Officer